SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure.  On August 14, 2003,
Hancock Holding Company announced by press release that the board of directors approved a regular third quarter 2003 common stock cash dividend of $0.23 per share, an increase of $.02 per common share.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated August 14, 2003, headed "Hancock Holding
                             Company announces 10% increase in quarterly
                             dividend"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:  /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
August 14, 2003

For More Information
George A. Schloegel, Chief Executive Officer
Carl J. Chaney, Chief Financial Officer
Paul D. Guichet, Vice President, Investor Relations
800.522.6542 or 228.214.5242

===================================================================================================================

                          Hancock Holding Company announces 10% increase in quarterly dividend

     GULFPORT,  MS (August 14, 2003) - Hancock  Holding Company  (NASDAQ:  HBHC) today announced that the company's board of  directors  approved a regular  third  quarter  2003  common  stock cash  dividend of $0.23 per share - an increase of $.02 per common share or 10%.

     Approved during the company's  regular August 2003 board of directors  meeting,  the regular  quarterly common stock  cash  dividend  is  payable  September  15,  2003,  to  shareholders  of record  as of  September  5,  2003.
Additionally,  the board  approved a Hancock  convertible  preferred  stock cash  dividend of $0.40 per share.  The quarterly  preferred  stock cash dividend is payable  September 30, 2003, to Hancock  Holding  Company  convertible preferred  stock  shareholders  of record as of September 19, 2003. In commenting on Hancock's  increased  level of common  dividends,  George  A.  Schloegel,  Chief  Executive  Officer,  stated,  "Hancock  has a  long  history  of consistently  increasing  the  Company's  common  dividend and is pleased to continue  our record of rewarding  our shareholders."

     Hancock  Holding  Company - parent company of Hancock Bank  (Mississippi)  and Hancock Bank of Louisiana - has
assets over $4.1 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest  five-star  financial institutions  in America.  Hancock  Bank  operates  102  full-service  offices and more than 140  automated  teller machines  throughout South Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,
Hancock Insurance Agency, Hancock Mortgage Corporation, and Harrison Finance Company.

     Investors  can  access  additional  corporate  information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies' anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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